                                                                    EXHIBIT 24.3

                        LYONDELL CHEMICAL NEDERLAND, LTD.

                                POWER OF ATTORNEY

     WHEREAS, LYONDELL CHEMICAL NEDERLAND, LTD., a Delaware corporation (the "Company"), an indirect wholly owned subsidiary of Lyondell Chemical Company ("Lyondell"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with Lyondell's offer to exchange its 9 1/2% Senior Secured Notes due 2008 registered under the Act pursuant to the Registration Statement for a like principal amount of its outstanding unregistered 9 1/2% Senior Secured Notes due 2008 previously issued under Rule 144A or Regulation S under the Act.

     NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry
A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of January, 2003.

                               /s/  Francis P. McGrail
                               --------------------------------------------
                               FRANCIS P. MCGRAIL
                               DIRECTOR

                        LYONDELL CHEMICAL NEDERLAND, LTD.

                                POWER OF ATTORNEY

     WHEREAS, LYONDELL CHEMICAL NEDERLAND, LTD., a Delaware corporation (the "Company"), an indirect wholly owned subsidiary of Lyondell Chemical Company ("Lyondell"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with Lyondell's offer to exchange its 9 1/2% Senior Secured Notes due 2008 registered under the Act pursuant to the Registration Statement for a like principal amount of its outstanding unregistered 9 1/2% Senior Secured Notes due 2008 previously issued under Rule 144A or Regulation S under the Act.

     NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry
A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of January, 2003.

                               /s/  Charles L. Hall
                               --------------------------------------------
                               CHARLES L. HALL
                               DIRECTOR

                        LYONDELL CHEMICAL NEDERLAND, LTD.

                                POWER OF ATTORNEY

     WHEREAS, LYONDELL CHEMICAL NEDERLAND, LTD., a Delaware corporation (the "Company"), an indirect wholly owned subsidiary of Lyondell Chemical Company ("Lyondell"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with Lyondell's offer to exchange its 9 1/2% Senior Secured Notes due 2008 registered under the Act pursuant to the Registration Statement for a like principal amount of its outstanding unregistered 9 1/2% Senior Secured Notes due 2008 previously issued under Rule 144A or Regulation S under the Act.

     NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry
A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of January, 2003.

                               /s/  Laura C. Fulton
                               -------------------------------------------
                               LAURA C. FULTON
                               DIRECTOR

                        LYONDELL CHEMICAL NEDERLAND, LTD.

                                POWER OF ATTORNEY

     WHEREAS, LYONDELL CHEMICAL NEDERLAND, LTD., a Delaware corporation (the "Company"), an indirect wholly owned subsidiary of Lyondell Chemical Company ("Lyondell"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with Lyondell's offer to exchange its 9 1/2% Senior Secured Notes due 2008 registered under the Act pursuant to the Registration Statement for a like principal amount of its outstanding unregistered 9 1/2% Senior Secured Notes due 2008 previously issued under Rule 144A or Regulation S under the Act.

     NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry
A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of January, 2003.

                               /s/  Karen A. Twitchell
                               --------------------------------------------
                               KAREN A. TWITCHELL
                               TREASURER

                        LYONDELL CHEMICAL NEDERLAND, LTD.

                                POWER OF ATTORNEY

     WHEREAS, LYONDELL CHEMICAL NEDERLAND, LTD., a Delaware corporation (the "Company"), an indirect wholly owned subsidiary of Lyondell Chemical Company ("Lyondell"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4, including one or more prospectuses, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with Lyondell's offer to exchange its 9 1/2% Senior Secured Notes due 2008 registered under the Act pursuant to the Registration Statement for a like principal amount of its outstanding unregistered 9 1/2% Senior Secured Notes due 2008 previously issued under Rule 144A or Regulation S under the Act.

     NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint Kerry
A. Galvin and T. Kevin DeNicola and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of January, 2003.

                               /s/  Morris Gelb
                               --------------------------------------------
                               MORRIS GELB
                               PRESIDENT